Exhibit 99.2

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS (PRELIMINARY/UNAUDITED)
(in Millions, Except per Share Amounts)

	3 Months - March
	2004	2003	% Change
Operating Revenues	$2,093	$2,095	—

Operating Expenses
Fuel, purchased power and gas	741	813	-9%
Operation and maintenance	736	771	-5%
Depreciation, depletion and amortization	167	197	-15%
Taxes other than income	85	97	-12%

	1,729	1,878	-8%

Operating Income	364	217	68%

Other (Income) and Deductions
Interest expense	131	139	-6%
Interest income	(10)	(8)	-25%
Minority interest	(30)	(16)	-88%
Other income	(17)	(13)	-31%
Other expenses	22	33	-33%

	96	135	-29%

Income Before Income Taxes	268	82	n/m
Income Tax Provision (Benefit)	75	(26)	n/m

Income from Continuing Operations	193	108	79%
Income (Loss) from Discontinued Operations	(7)	74	n/m
Cumulative Effect of Accounting Changes	—	(27)	—

Reported Net Income	$186	$155	20%

Basic Earnings per Common Share
Income from Continuing Operations	$1.14	$0.65
Discontinued Operations	$(0.04)	$0.44
Cumulative Effect of Accounting Changes	$—	$(0.17)

Total	$1.10	$0.92	20%

Diluted Earnings per Common Share
Income from Continuing Operations	$1.13	$0.64
Discontinued Operations	$(0.04)	$0.44
Cumulative Effect of Accounting Changes	—	$(0.16)

Total	$1.09	$0.92	19%

Significant Items Impacting Comparability
Unusual Items
Pipeline Contract Modification/Termination	(0.28)	—	—
Tax credit driven normalization	0.04	0.27
Loss on Sale of Steam Heating Business	—	0.08	—
Contribution to DTE Energy Foundation	—	0.06	—
Disallowance of Gas Costs	—	0.10	—
Energy Trading Activities (EITF 98-10 flowback)	—	(0.09)	—
Discontinued Operations
Southern Missouri Gas Company	0.04	—	—
International Transmission Company	—	(0.44)	—
Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	0.07	—
Energy Trading Activities (EITF 98-10 implementation)	—	0.09	—

Operating Earnings per Diluted Share	$0.89	$1.06	-16%

Average Common Shares
Basic	170	167	2%
Diluted	170	168	1%
Dividends Declared per Common Share	$0.515	$0.515	—

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, 10K and 10Q.

n/m — not meaningful

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
Earnings Variance Analysis (Preliminary/Unaudited)

Q1 2003 Reported Earnings per Share		$0.92
Unusual Items		0.15
Adjust for Q4 2002 Quarterly Effective Tax Rate Adjustment		0.27
Adjust for discontinued operations (ITC)		(0.44)
Cumulative Effect of Accounting Changes		0.16
Q1 2003 Operating Earnings per Share		$1.06
Regulated Electric		0.03
Regulatory Assets	0.04
Bundled Sales Growth	0.03
Choice Margin Loss	(0.11)
PSCR Rate Reduction	(0.11)
Interim Relief	0.05
Power Supply (2003 price spike)	0.07
Pension/Health Care	(0.05)
Interest/Taxes/Other	0.07
O&M Timing	0.04
Regulated Gas		($0.03)
Weather	(0.03)
Uncollectables	(0.05)
Taxes & Other	0.05
Non-Regulated		(0.20)
Synfuels	(0.08)
Energy Trading/CoEnergy	(0.11)
Coke Batteries	0.03
Other — Primarily Overheads	(0.04)
Holding Company & Share Dilution		0.03
Q1 2004 Operating Earnings per Share		$0.89
Pipeline contract termination		0.28
Effective tax rate adjustment		(0.04)
Impairment loss		(0.04)
Q1 2004 Reported Earnings per Share		$1.09

Net Income Summary
(Preliminary/Unaudited)

(in millions, except per share amounts)	Reported			Operating	Operating
	Q1 2004	Adjustments		Q1 2004	Q1 2003	Variance

Energy Resources
Regulated — Power Generation	$15	$—		$15	$25	$(10)
Non-Regulated
Energy Services
Coal Based Fuels
Synfuels	40	—		40	54	$(14)
Coke Batteries	4	—		4	(1)	5
On Site Energy Projects	3	—		3	2	1
Merchant Generation	(4)	—		(4)	(4)	—
Coal Services	1	—		1	3	(2)
Biomass Energy	1	—		1	2	(1)
Energy Trading & CoEnergy Portfolio	57	(48)	A	9	28	(19)
Energy Resources Overheads	(9)	—		(9)	(5)	(4)

Total Energy Resources Non-Regulated	$93	$(48)		$45	$79	$(34)

Total Energy Resources	$108	$(48)		$60	$104	$(44)

Energy Distribution
Regulated — Power Distribution	$26	$—		26	$10	$16
Non Regulated (Energy Technologies)	(3)	—		(3)	(4)	1

Total Energy Distribution	$23	$—		$23	$6	$17

Energy Gas
Regulated	$70	$—		70	$76	$(6)
Non-Regulated	4	—		4	8	(4)

Total Energy Gas	$74	$—		$74	$84	$(10)

Holding Company & Other
Energy Technology Investments	$—			—	$(3)	$3
Other	(12)	6	B	(6)	(13)	7

Total Holding Company & Other	$(12)	$6		$(6)	$(16)	$10

Total
Regulated
Electric	$41	$—		$41	$35	$6
Gas	70	—		70	76	(6)
Non-Regulated	94	(48)		46	80	(34)
Holding Company/Other	(12)	6		(6)	(13)	7

Total	$193	$(42)		$151	$178	$(27)
Discontinued Operations	$(7)	$7	C	$—
Total Net Income	$186	$(35)		$151	$178	$(27)

Total Diluted EPS	$1.09	$(0.20)		$0.89	$1.06	$(0.17)

Average Diluted Shares Outstanding	170	170		170	168

Key:
A	Adjustment for contract termination/modification	Terminated a long-term gas storage agreement and modified a related transportation agreement with a pipeline company
B	Tax credit driven normalization	Quarterly adjustment at DTE Energy to normailize its effective tax rate. Annual results not impacted.
C	Impairment Loss / Discontinued Operations	Impairment charge relating to the expected loss on sale of Southern Missouri Gas Company.

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF FINANCIAL POSITION (PRELIMINARY/UNAUDITED)

(in Millions)

	Mar. 31	Dec. 31	Percent
ASSETS	2004	2003	Change
Current Assets
Cash and cash equivalents	$64	$54	19%
Restricted cash	77	131	-41%
Accounts receivable
Customer (less allow. for doubtful accounts of $116 and $99)	1,052	877	20%
Accrued unbilled revenues	266	316	-16%
Other	426	338	26%
Inventories
Fuel and gas	208	467	-55%
Materials and supplies	161	162	-1%
Assets from risk management and trading activities	216	186	16%
Other	238	181	31%

	2,708	2,712	—

Investments
Nuclear decommissioning trust funds	537	518	4%
Other	575	601	-4%

	1,112	1,119	-1%

Property
Property, plant and equipment	17,806	17,679	1%
Less accumulated depreciation and depletion	(7,474)	(7,355)	—

	10,332	10,324	—

Other Assets
Goodwill	2,064	2,067	—
Regulatory assets	2,085	2,063	1%
Securitized regulatory assets	1,505	1,527	-1%
Notes receivable	527	469	12%
Assets from risk management and trading activities	156	88	77%
Prepaid pension assets	182	181	1%
Other	203	203	—

	6,722	6,598	2%

Total Assets	$20,874	$20,753	1%

LIABILITIES AND	Mar. 31	Dec. 31	Percent
SHAREHOLDERS’ EQUITY	2004	2003	Change
Current Liabilities
Accounts payable	$652	$625	4%
Accrued interest	113	110	3%
Dividends payable	89	87	2%
Accrued payroll	31	51	-39%
Income taxes	—	185	—
Short-term borrowings	504	370	36%
Current portion long-term debt, including capital leases	592	477	24%
Liabilities from risk management and trading activities	387	326	19%
Gas inventory equalization	167	—	—
Other	539	648	-17%

	3,074	2,879	7%

Other Liabilities
Deferred income taxes	1,103	988	12%
Regulatory liabilities	818	817	—
Asset retirement obligations	879	866	2%
Unamortized investment tax credit	153	156	-2%
Liab. from risk mgmt. and trading activities	218	173	26%
Liab. from transportation and storage contracts	418	495	-16%
Accrued pension liability	199	345	-42%
Deferred gains from asset sales	373	311	20%
Minority interest	159	156	2%
Nuclear decommissioning	69	67	3%
Other	523	544	-4%

	4,912	4,918	-

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,437	5,624	-3%
Securitization bonds	1,446	1,496	-3%
Equity-linked securities	183	185	-1%
Trust preferred-linked securities	186	289	-36%
Capital lease obligations	73	75	-3%

	7,325	7,669	-4%

Contingencies
Shareholders’ Equity
Common stock	3,288	3,109	6%
Retained earnings	2,406	2,308	4%
Accumulated other comprehensive loss	(131)	(130)	-1%

	5,563	5,287	5%

Total Liabilities and Shareholders’ Equity	$20,874	$20,753	1%

The Consolidated Statement of Financial Position (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS (PRELIMINARY/UNAUDITED)

	3 Months - March
	2004	2003
(in Millions)
Operating Activities
Net Income	$186	$155
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion, and amortization	167	201
Deferred income taxes	113	18
Gain on sale of assets, net	(3)	(118)
Partners’ share of synfuel project losses	(36)	(16)
Contributions from synfuel partners	17	14
Cumulative effect of accounting changes	—	27
Changes in assets and liabilities, exclusive of changes shown separately	(164)	(140)

Net cash from operating activities	$280	$141

Investing Activities
Plant and equipment expenditures — regulated	(161)	(191)
Plant and equipment expenditures — non-regulated	(18)	(20)
Proceeds from sale of interests in synfuel projects	26	16
Proceeds from sale of ITC and other assets	31	612
Restricted cash for debt redemptions	54	147
Other investments	(26)	(21)

Net cash from (used for ) investing activities	$(94)	$543

Financing Activities
Issuance of long-term debt	—	199
Redemption of long-term debt	(232)	(417)
Short-term borrowings, net	134	(384)
Issuance of common stock	11	10
Dividends on common stock	(87)	(86)
Other	(2)	(3)

Net cash used for financing activities	$(176)	$(681)

Net Increase in Cash and Cash Equivalents	10	3
Cash and Cash Equivalents at Beginning of the Period	54	133

Cash and Cash Equivalents at End of the Period	$64	$136

The Detroit Edison Company
Consolidated Statement of Operations (Preliminary/Unaudited)
(in Millions)

	3 Months - March
	2004	2003	% Change
Operating Revenues	$886	$937	-5%

Operating Expenses
Fuel and purchased power	216	247	-13%
Operation and maintenance	346	366	-5%
Depreciation, depletion and amortization	114	135	-16%
Taxes other than income	68	73	-7%

	744	821	-9%

Operating Income	142	116	22%

Other (Income) and Deductions
Interest expense	72	75	-4%
Other income	(15)	(11)	-36%
Other expense	22	19	16%

	79	83	-5%

Income Before Income Taxes	63	33	91%
Income Tax Provision	22	12	83%

Income Before Accounting Change	41	21	95%
Cumulative Effect of Accounting Change	—	(6)	—

Reported Earnings	$41	$15	173%

Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	6	—
Unusual Items
Loss on Sale of Steam Heating Business	—	14	—

Operating Earnings	$41	$35	17%

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q.

n/m-not meaningful

Michigan Consolidated Gas Company
Consolidated Statement of Operations (Preliminary/Unaudited)
(in Millions)

	3 Months - March
	2004	2003	% Change
Operating Revenues	$715	$625	14%

Operating Expenses
Cost of gas	488	421	16%
Operation and maintenance	96	78	23%
Depreciation, depletion and amortization	27	25	8%
Taxes other than income	12	17	-29%
	623	541	15%

Operating Income	92	84	10%

Other (Income) and Deductions Interest expense	14	15	-7%
Interest income	(2)	(3)	—
Other	1	(2)	—
	13	10	30%

Income Before Income Taxes	79	74	7%
Income Tax Provision	10	15	-33%

Reported Earnings	69	59	17%
Unusual Item
Disallowance of gas costs	—	17	—
Operating Earnings (A)	$69	$76	-9%

The Consolidated Statement of Operations
(Preliminary/Unaudited) should be read in conjunction
with the Notes to Consolidated Financial Statements
appearing in the Annual Report to Shareholders,
Form 10K and Form 10Q.

(A) Represents MichCon’s results included in the
DTE Energy Consolidated Statement of Operations.

n/m — not meaningful

DTE Energy Debt/Equity Calculation
As of March 31, 2004
($ millions)

short-term borrowings	$504
current portion LTD + cap leases	592
long-term debt	5,623
securitization bonds	1,446
capital leases	73
less QUIDS	(385)
less trust pref linked debt	(186)
less MichCon short-term debt	—
less securitization debt	(1,539)

Deco invested

Total debt	$6,129
Trust preferred	$186
QUIDS	385
Mandatory convertible	183

Total preferred/ other	$753
Equity	$5,563

Total cap	$12,446

Debt	49.2%
Preferred stock	6.1%
Common shareholders’ equity	44.7%
Total	100.0%

Sales Analysis

Electric Sales — Detroit Edison Service Area (000’s of GWh)

	Q1 2004	Q1 2003	% Change
Residential	4,068	3,856	5.5%
Commercial	3,491	4,126	-15.4%
Industrial	2,754	3,085	-10.7%
Other	666	683	-2.5%

TOTAL SYSTEM	10,979	11,750	-6.6%
Choice Sales*	1,943	1,172	65.8%

TOTAL SALES	12,922	12,922	0.0%

* Includes Dearborn Industrial Group sales

Electric Revenue — Detroit Edison Service Area ($000s)

	Q1 2004	Q1 2003	% Change
Residential	360,250	344,525	4.6%
Commercial	334,952	335,368	-0.1%
Industrial	133,413	159,858	-16.5%
Other	29,182	29,761	-1.9%

TOTAL SYSTEM	857,797	869,512	-1.3%
Choice Sales*	27,556	6,884	300.3%

TOTAL SALES	885,353	876,396	1.0%

* Includes Dearborn Industrial Group sales

Gas Sales — MichCon Service Area (Mcf)

	Q1 2004	Q1 2003	% Change
Residential	60,701,689	60,229,684	0.8%
Commercial	20,315,556	19,292,592	5.3%
Industrial	1,761,162	506,582	247.7%

	82,778,407	80,028,858	3.4%
End User Transportation*	49,878,340	60,772,150	-17.9%

TOTAL SALES	132,656,747	140,801,008	-5.8%

* includes choice customers

Gas Revenue — MichCon Service Area (Mcf)

	Q1 2004	Q1 2003	% Change
Residential	437,059,933	380,648,119	14.8%
Commercial	149,147,387	125,572,503	18.8%
Industrial	12,696,249	3,194,207	297.5%

	598,903,569	509,414,829	17.6%
End User Transportation*	42,316,720	57,185,584	-26.0%

TOTAL SALES	641,220,289	566,600,414	13.2%

* includes choice customers

Weather

Cooling Degree Days

	Q1 2004	Q1 2003	% Change
Actuals	0	0	n/m
Normal	0	0	n/m

Deviation from normal	n/m	n/m

Heating Degree Days

	Q1 2004	Q1 2003	% Change
Actuals	3,358	3,551	-5%
Normal	3,220	3,383

Deviation from normal	4.3%	5.0%